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                                                                      Exhibit 99


                   $913,100,000 Auto Receivables Backed Notes

                    World Omni Auto Receivables Trust 2003-B




                         World Omni Auto Receivables LLC
                                     Seller

                           World Omni Financial Corp.
                                    Servicer

                               Subject To Revision

                       Term Sheet Dated November 17, 2003




                     Joint Bookrunners of the Class A Notes

          Banc of America Securities LLC           Merrill Lynch & Co.


                        Co-Managers of the Class A Notes

                               Wachovia Securities

          Credit Lyonnais Securities     Morgan Keegan & Company, Inc.


                        Underwriters of the Class B Notes

          Banc of America Securities LLC           Merrill Lynch & Co.


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THE SOLE SOURCE OF PAYMENTS ON THE NOTES WILL BE THE ASSETS OF THE TRUST. THE
NOTES ARE NOT INTERESTS IN, OBLIGATIONS OF, OR INSURED OR GUARANTEED BY WORLD OMNI AUTO RECEIVABLES LLC, WORLD OMNI FINANCIAL CORP. OR ANY OTHER PERSON OR ENTITY.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE WORLD OMNI AUTO RECEIVABLES TRUST 2003-B. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NOTES ISSUED BY THE WORLD OMNI AUTO RECEIVABLES TRUST 2003-B AND THE RELATED PROSPECTUS. THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THEREFORE, THE INFORMATION CONTAINED HEREIN MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PROSPECTIVE PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO AUTO RECEIVABLES BACKED NOTES AND CERTIFICATES ISSUED BY TRUSTS FORMED BY THE SELLER HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, AS OF THE DATE OF THIS TERM SHEET THE ACTUAL PROSPECTUS SUPPLEMENT RELATING TO THE NOTES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                   $913,100,000 Auto Receivables Backed Notes

                    World Omni Auto Receivables Trust 2003-B

                         World Omni Auto Receivables LLC
                                     Seller

                           World Omni Financial Corp.
                                    Servicer

                               Subject to Revision

                       Term Sheet Dated November 17, 2003

This term sheet will be superseded in its entirety by the information appearing in the prospectus supplement relating to the notes and the prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the form of prospectus supplement and the prospectus included in our registration statement. A prospectus and prospectus supplement, when available, may be obtained by contacting your sales representative.

Issuer................  World Omni Auto Receivables Trust 2003-B, a Delaware
                        statutory trust formed by the seller and the owner trustee.

Seller................  World Omni Auto Receivables LLC.

Servicer..............  World Omni Financial Corp.

Indenture Trustee.....  The Bank of New York, as indenture trustee under the indenture.

Owner Trustee.........  Chase Manhattan Bank USA, National Association
                        as owner trustee under the trust agreement.

Closing Date..........  On or about December 2, 2003.

Initial Cutoff Date...  October 16, 2003.

Subsequent Cutoff Date  With respect to any receivable transferred to the trust after the closing date, the date specified by the seller in the month those receivables are transferred to the trust.

The Notes.............  World Omni Auto Receivables Trust 2003-B will issue the following securities:

                        Class A-1 _____% Auto Receivables Backed Notes in the aggregate principal amount of $215,000,000.

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                        Class A-2 _____% Auto Receivables Backed Notes in the
                        aggregate principal amount of $223,000,000.

                        Class A-3 ____% Auto Receivables Backed Notes in the aggregate principal amount of $235,000,000.

                        Class A-4 _____% Auto Receivables Backed Notes in the aggregate principal amount of $201,000,000.

                        Class B _____% Auto Receivables Backed Notes in the aggregate principal amount of $39,100,000.

                        The notes are the obligations of the trust, and the sole source of payments on the notes will be the assets of the trust. The notes are not interests in, obligations of, or insured or guaranteed by the owner trustee, the seller, the servicer or any other person or entity.

                        The trust will also issue certificates that represent the equity or residual interest in the trust and the right to receive amounts that remain after the trust makes required payments of interest on and principal of the notes and deposits to the reserve account on a given payment date. The certificates initially will be held by the seller.

The Assets of the
  Trust...............  The assets of the trust will include a pool of fixed rate retail installment sale contracts used to finance new and used automobiles and light-duty trucks. We refer to these contracts as "receivables." Some of the receivables will be acquired by the trust on the closing date (the "initial receivables") and some of the receivables will be acquired by the trust after the closing date (the "subsequent receivables"). The trust will be entitled to receive all payments received after October 16, 2003 with respect to the initial receivables, and in the case of the subsequent receivables, the subsequent cutoff date designated for those subsequent receivables by the seller.

                        We refer to the principal balance of a receivable as of its respective cutoff date as the "starting principal balance" of that receivable and the principal balance of a receivable as of the date it was originated as the "original principal balance" of that receivable.

                        The aggregate starting principal balance of the initial receivables as of the initial cutoff date was $766,107,595.63. Subsequent receivables may be

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                        purchased by the trust from the seller from time to time
                        on or before the last business day in the calendar month preceding the May 2004 payment date from funds on deposit in the pre-funding account. On the closing date, $153,892,404.37 will be deposited into the pre-funding account.

                        The assets of the trust will also include other property and monies on deposit in specific accounts, including the reserve account, the pre-funding account, and the negative carry account, and the proceeds thereof.

                        The receivables in the trust will be sold by World Omni Financial Corp. to World Omni Auto Receivables LLC, and then by World Omni Auto Receivables LLC to the trust. The trust will grant a security interest in the receivables and other specified trust property to the indenture trustee for the benefit of the noteholders.

Terms of the Notes....  The principal terms of the notes will be as described below.

     A. Payment Dates.  Payments on the notes will generally be made on the 15th day of each month or, if the 15th is not a business day, on the next business day. The first payment date will be December 15, 2003.

     B. Interest......  Class A-1 Notes: _____%
                        Class A-2 Notes: _____%
                        Class A-3 Notes: _____%
                        Class A-4 Notes: _____%
                        Class B Notes:   _____%

                        On each payment date, the indenture trustee will remit to the holders of record of each class of notes as of the related record date, interest at the interest rate specified on the cover page of the final prospectus supplement with respect to that class of notes on the outstanding principal amount of that class of notes as of the close of business on the preceding payment date. Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related interest accrual period and a 360-day year. Interest on the other classes of notes will be calculated on the basis of a 360-day year of twelve 30-day months. On the initial payment date, the interest payable on each class of notes will be based on the aggregate original principal amount of each

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                        class of notes as of the closing date and the period
                        from and including the closing date to but excluding December 15, 2003.

                        Interest payments on the Class A Notes will have the same priority. Interest payments on theClass B Notes will be subordinated to the payment of interest on the Class A Notes. If on any payment date the aggregate outstanding principal balance of the Class A Notes as of the close of business on the preceding payment date exceeds the aggregate principal balance of the receivables as of the last day of the prior calendar month, the Class A Notes will be entitled to receive payments of principal before payments of interest are made on the Class B Notes. In addition, in the event that the notes are declared to be due and payable after the occurrence of an event of default resulting from the failure to make a payment on the notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     C. Principal.....  On each payment date, from the amounts allocated to the holders of the notes to pay principal described in clauses (2), (4) and (6) under the section entitled "Priority of Payments" below, the trust will pay principal of the notes in the following order of priority:

                        (1) to the Class A-1 Notes they are paid in full;

                        (2) to the other Class A Notes, sequentially to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, until each class is paid in full, the amount required to reduce the aggregate principal balance of the Class A Notes to an amount equal to approximately 94.40% of the amount by which the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month exceeds the overcollateralization target amount for that payment date; and

                        (3) to the Class B Notes, the amount required to reduce the principal balance of the Class B Notes to an amount equal to approximately 5.60% of the amount by which the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior

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                        calendar month exceeds the overcollateralization target
                        amount for that payment date.

                        The overcollateralization target amount for any payment date will be the greater of (1) 2.75% of the aggregate principal balance of the receivables as of the last day of the prior calendar month and (2) 1.00% of the aggregate of the starting receivables balance of all receivables transferred to the trust.

                        If, on any payment date, the average of the three most recent net loss ratios for the receivables in the trust (the ratio of the net losses on receivables in the trust during the calendar month preceding that payment date divided by aggregate receivable balance of all the receivables in the trust as of the close of business on the day preceding the first day of the calendar month preceding that payment date) exceeds 4.25%, then on each payment date until such average net loss ratio is reduced to below 4.25%, the trust will pay the funds allocated to the holders of the notes to pay principal of the notes starting with Class A-1 Notes, until paid in full, then to each other class of Class A Notes, in order of earlier maturity, until paid in full, and then to the Class B Notes.

                        If the notes are declared to be due and payable following the occurrence of an event of default, the trust will pay the funds allocated to the holders of the notes to pay principal of the notes in the following order of priority:

                        (1) to the holders of the Class A-1 Notes until paid in full;

                        (2) to the holders of the other Class A Notes pro rata based upon their respective unpaid principal balances until the other Class A Notes have been paid in full; and

                        (3) to the holders of the Class B Notes until the Class B Notes are paid in full.

                        All outstanding principal and interest with respect to a class of notes will be payable in full on the applicable payment date in the calendar month set forth below, which is the final scheduled payment date; however, the actual payment in full of any class of notes could occur sooner:

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                        Class A-1 Notes:    December 2004
                        Class A-2 Notes:    August 2006
                        Class A-3 Notes:    January 2008
                        Class A-4 Notes:    November 2010
                        Class B Notes:      November 2010

     D. Priority of
       Payments.......  On each payment date, funds available for distribution from the receivables, funds available from the negative carry account up to the negative carry amount and funds available from the reserve fund, in each case, with respect to that payment date, if any (after the deduction of servicing fees, unpaid servicing fees and reimbursement of advances, in each case, paid to or retained by the servicer), will be distributed in the following amounts and order of priority:

                        (1) interest on the Class Notes;

                        (2) principal of the notes in an amount equal to the amount by which (a) the aggregate outstanding principal balance of the Class A Notes as of the close of business on the preceding payment date exceeds (b) the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month;

                        (3) interest on the Class B Notes;

                        (4) principal of the notes in an amount equal to the amount by which (a) the aggregate outstanding principal balance of the notes as of the close of business on the preceding payment date exceeds (b) the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day of the prior calendar month less (c) any amounts allocated to pay principal of the notes under clause (2) above;

                        (5) to the reserve ccount, the amount, if any, necessary to fund the reserve account up to its required amount;

                        (6) principal of the notes in an amount equal to the amount by which (a) the outstanding principal balance of the notes as of the close of business on the preceding payment date exceeds (b) the aggregate principal balance of the receivables plus amounts on deposit in the pre-funding account as of the last day

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                        of the prior calendar month less the
                        overcollateralization target amount for that payment date less (c) any amounts allocated to pay principal of the notes under clause (2) and (4) above; and

                        (7) distributions to the certificates.

     E. Mandatory
       Prepayment.....  The notes will be prepaid in whole or in part on the payment date related to the last day of the funding period if any amounts remain on deposit in the pre-funding account on the last day of the pre-funding period after giving effect to the purchase of all subsequent receivables, including any subsequent receivables purchased on that date. This mandatory prepayment will be applied to each class of notes in accordance with the priorities with respect to distributions of principal described under "Terms of the Notes - Principal" above.

     F. Controlling
       Securities.....  So long as the Class A Notes are outstanding, the
                        Class A Notes will be the controlling securities. As a result, holders of these securities generally vote together as a single class under the indenture. Upon payment in full of the Class A Notes, the Class B Notes will be the controlling securities.

Optional Redemption...  The servicer may, at its option, cause a redemption of the outstanding notes by purchasing all the receivables. The servicer may only do this when the aggregate principal balance of the receivables is equal to 10.00% or less of the sum of the aggregate starting principal balance of all receivables transferred to the trust. The purchase price for the receivables will not be less than, and the redemption price of the notes shall equal, the aggregate unpaid principal balance of the notes plus accrued and unpaid interest to but excluding the date of redemption.

Credit Enhancement....  Credit enhancement for the notes will consist of a reserve account, a negative carry account, overcollateralization and, with respect to the Class A Notes, subordination of the Class B Notes.

     A. Reserve
       Account........  On the closing date, $3,830,537.98 will be deposited into the reserve account ("the reserve account initial deposit"), which is 0.50% of the aggregate starting principal balance of the initial receivables as of the initial cutoff date.

                                  In addition, on each date during the funding period on which subsequent receivables are transferred to the trust, cash or eligible investments in an amount equal to 0.50% of the aggregate starting principal balance as of the related subsequent cutoff date of the transferred subsequent receivables will be withdrawn from the pre-funding account and deposited into the reserve account.

                                  The indenture trustee will apply funds in the reserve account to make the payments in clauses (1) through (4) under the section entitled "Priority of Payments" above that are not covered by collections on the receivables and amounts available from the negative carry account. In addition, on the final scheduled payment date for any class of notes, if any principal amount remains outstanding, the indenture trustee will apply funds from the reserve account to repay such class of notes in full.

                                  The amount required to be on deposit in the reserve account on any payment date is equal to the lesser of (a) 0.50% of the aggregate starting principal balance of all receivables transferred to the trust and (b) the aggregate outstanding principal balance of the notes. The reserve account will be replenished, if necessary, to its required amount with collections on the receivables remaining after making required allocations of interest and principal payments on the notes.

     B. Subordination of the
        Class B Notes...........  The subordination of the Class B Notes to the
                                  Class A Notes as described in the prospectus supplement will provide additional credit enhancement to the Class A Notes.

     C. Overcollateralization...  Overcollateralization represents the amount by which the aggregate principal balance of the receivables plus amounts in the pre-funding account exceeds the aggregate principal balance of the notes. The aggregate principal balance of the initial receivables plus the initial pre-funded amount is expected to exceed the initial aggregate principal balance of the notes by approximately $6,900,000 or 0.75% of the aggregate principal balance of the initial receivables plus the initial pre-funded amount. The application of funds according to clause (6) under the section entitled "Priority of Payments" above is designed to increase the level of overcollateralization as of any

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                        payment date to a target amount of 2.75% of the
                        aggregate principal balance of the receivables as of the last day of the calendar month preceding that payment date (but not less than 1.00% of the sum of the aggregate starting receivables balance of all receivables transferred to the trust as of such date) as a result of the payment of a greater amount of principal on the notes in the first several months than is paid on the principal of the receivables during the related period. In general, after the amount of overcollateralization has reached its target amount the dollar amount of overcollateralization will decrease as the aggregate principal balance of the receivables decreases. The overcollateralization will be available to absorb losses on the receivables that are not otherwise covered by excess collections for the receivables, if any.

Purchases of
  Subsequent
  Receivables.........  On the closing date $153,892,404.37 (the "initial pre-funded amount") will be deposited into a segregated
     A. Pre-Funding     trust account held by the indenture trustee for the
        Account         benefit of the noteholders (the "pre-funding account").
                        During the funding period, the seller will be obligated to sell to the trust subsequent receivables having an aggregate starting principal balance equal to the initial pre-funded amount to the extent that subsequent receivables have been acquired by the seller from World Omni Financial Corp., and to deposit the required amounts in the reserve account in connection with that purchase.

                        The "funding period" will be the period from and including the closing date until the earliest of (1) the date on which the amount on deposit in the pre-funding account (after giving effect to the purchase of all subsequent receivables, including any subsequent receivables purchased on that date) is not greater than $100,000, (2) the occurrence of an event of default under the indenture, (3) the occurrence of a servicer default under the sale and servicing agreement, (4) the occurrence of specified events of insolvency with respect to the seller or the servicer, and (5) the close of business on the last business day in April 2004.

                        Any amount remaining in the pre-funding account at the end of the funding period will be payable to the noteholders as a mandatory prepayment as described

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                        above.

     B. Negative Carry
        Account.......  On the closing date the seller will deposit $_____ (the
                        "negative carry account initial deposit") into a segregated trust account held by the indenture trustee for the benefit of the noteholders (the "negative carry account"). On each payment date related to a calendar month within the funding period, the indenture trustee will withdraw the negative carry amount for that payment date and deposit it into the collection account.

                        The "negative carry amount" means, as of any payment date, the amount by which the total interest payable to the noteholders with respect to the pre-funded portion of the pool exceeds the investment earnings on the pre-funded amount during the preceding calendar month.

                        On each payment date any amount on deposit in the negative carry account after giving effect to the distribution of the negative carry amount for that payment date in excess of the required negative carry account balance for that payment date will be released to the seller. On the payment date on or immediately following the last day of the funding period, after giving effect to all withdrawals from the negative carry account on that payment date, all amounts remaining on deposit in the negative carry account will be released to the seller.

                        The "required negative carry account balance" means, as of any payment date, the lesser of (1) the amount then on deposit in the negative carry account and (2) the maximum negative carry amount for the remainder of the funding period, assuming no further withdrawals from the pre-funding account and investment earnings on amounts on deposit therein at a rate of 0.75%. The "maximum required negative carry amount" for the closing date and for any payment date will equal the product of (1) the excess of (a) the weighted average interest rates on the notes on that date over (b) 0.75%, (2) the amount on deposit in the pre-funding account on that date, (3) the fraction equal to the aggregate principal balance of the notes over the aggregate principal balance of the receivables plus the amounts on deposit in the pre-funding account and (4) the fraction of a year represented by the number of days from that date until the payment date immediately following the end of funding period (calculated on the basis of a 360-day year of twelve 30-day months).

Tax Status............  In the opinion of Kirkland & Ellis LLP, special tax counsel, for federal income tax purposes, the notes will be characterized as indebtedness and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each noteholder by the acceptance of a note will be deemed to agree to treat the notes as indebtedness.

ERISA Considerations..  Subject to the considerations discussed in the prospectus supplement, the notes are eligible for purchase by pension, profit-sharing or other employee benefit plans, as well as individual retirement accounts and some types of Keogh plans.

                        By its acquisition of a note, each of these entities is deemed to represent that its purchase and holding of a note will not give rise to a nonexempt prohibited transaction.

Legal Investment......  The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Ratings of the Notes..  It is a condition to the issuance of all of the notes that the Class A-1 Notes rated in the highest rating category for short-term debt obligations by at least two nationally recognized rating agencies, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes be rated "AAA" (or its equivalent) by at least two nationally recognized rating agencies, and the Class B Notes be rated in the "A" category (or its equivalent) by at least two nationally recognized rating agencies.

                              The Receivables Pool

The Initial Receivables

     The trust will acquire the initial receivables from the seller on the closing date. World Omni Financial Corp. originated or acquired each of the initial receivables from dealers in the ordinary course of business. Each of the receivables is a simple interest receivable. As of the initial cutoff date, approximately 11.36% of the aggregate starting principal balance of the initial receivables were originated by World Omni Financial Corp. under a program in which it finances the purchase of a vehicle that was previously leased by World Omni Financial Corp. or its affiliates. As of the initial cutoff date, each of the initial receivables met the following criteria:

..    was secured by a new or used automobile or light-duty truck;

..    was originated in the United States;

..    provided for level monthly payments that fully amortize the amount financed over its original term, except for minimal differences in the first or last months;

..    was originated on or prior to October 16, 2003;

..    had an original term to maturity of 24 to 72 months and had a remaining term to maturity of not less than 12 months nor more than 72 months;

..    provided for the payment of a finance charge at a stated annual percentage rate ranging from 0.00% to 20.00%;

..    did not have a scheduled payment for which $40.00 or more was more than 30 days past due;

..    was not due, to the best knowledge of World Omni Financial Corp., from any obligor who was the subject of a bankruptcy proceeding or was bankrupt or insolvent;

..    was not secured by a financed vehicle that had been repossessed without reinstatement of the related contract; and

..    had a schedule maturity date not later than October 29, 2009.

     The following table sets forth information regarding the composition of the initial receivables as of the initial cutoff date. The "Weighted Average Annual Percentage Rate," the "Weighted Average Original Term to Maturity" and "Weighted Average Remaining Term to Maturity" in the table are weighted based on the principal balance of the related initial receivables.

                     Composition of the Initial Receivables
                          as of the Initial Cutoff Date

    Initial Aggregate Starting Principal Balance ..........                         $766,107,595.63
    Number of Receivables .................................                                  44,944
    Average Starting Principal Balance ....................                              $17,045.83
    Average Original Amount Financed ......................                               19,234.52
    Range of Original Amount Financed .....................                 $7,500.00 to $56,599.24
    Weighted Average Annual Percentage Rate ...............                                  7.155%
    Range of Annual Percentage Rates ......................                         0.01% to 20.00%
    Weighted Average Original Term to Maturity ............                               62 months
    Range of Original Terms to Maturity ...................                  24 months to 72 months
    Weighted Average Remaining Term to Maturity ...........                               57 months
    Range of Remaining Terms to Maturity ..................                  12 months to 72 months

     As of the initial cutoff date, approximately 71.98% of the aggregate starting principal balance of the initial receivables, constituting approximately 64.77% of the total number of initial receivables, represented financings of new vehicles, and approximately 28.02% of the aggregate starting principal balance of the initial receivables, constituting approximately 35.23% of the total number of initial receivables, represented financings of used vehicles.

     The following table sets forth information regarding the geographic distribution of the initial receivables as of the initial cutoff date for the states with the largest concentrations of initial receivables. No other state accounts for more than 0.75% of the aggregate starting principal balance of the initial receivables. The breakdown by state is based on the billing addresses of the obligors of the initial receivables. The percentages in the table may not add up to 100% because of rounding.

               Geographic Distribution of the Initial Receivables
                          as of the Initial Cutoff Date

                                                                              Percentage of
                                       Percentage of                        Initial Aggregate
                          Number of      Number of     Aggregate Starting   Starting Principal
         State           Receivables    Receivables     Principal Balance        Balance
----------------------   -----------   -------------   ------------------   ------------------
Florida ..............     17,924          39.88%        $305,555,590.88          39.88%
Georgia ..............      7,899          17.58          142,572,633.36          18.61
North Carolina .......      7,801          17.36          134,406,043.78          17.54
Alabama ..............      5,415          12.05           90,334,650.83          11.79
South Carolina .......      3,058           6.80           51,673,985.34           6.75
All Others ...........      2,847           6.33           41,564,691.44           5.43
                           ------         ------         ---------------         ------
         Total             44,944         100.00%        $766,107,595.63         100.00%
                           ======         ======         ===============         ======

     The following table sets forth information regarding the distribution of the initial receivables by annual percentage rate as of the initial cutoff date. Percentages in the table may not add up to 100% because of rounding.

        Distribution of the Initial Receivables by Annual Percentage Rate
                          as of the Initial Cutoff Date

                                                                                               Percentage of
                                                                                                  Initial
                                                                                                 Aggregate
                                                        Percentage of                            Starting
                                           Number of      Number of      Aggregate Starting      Principal
Annual Percentage Rate Range              Receivables    Receivables     Principal Balance        Balance
---------------------------------------   -----------   -------------    ------------------    -------------
0.010 - 1.000% ........................        3,234          7.20%         $65,270,786.76           8.52%
1.001 - 2.000% ........................          184          0.41            3,001,807.65           0.39
2.001 - 3.000% ........................          693          1.54           13,000,740.06           1.70
3.001 - 4.000% ........................        3,172          7.06           57,790,139.81           7.54
4.001 - 5.000% ........................        5,201         11.57           95,945,995.73          12.52
5.001 - 6.000% ........................        5,242         11.66           97,408,579.04          12.71
6.001 - 7.000% ........................        5,861         13.04           93,275,124.33          12.18
7.001 - 8.000% ........................        4,245          9.45           72,655,749.85           9.48
8.001 - 9.000% ........................        4,355          9.69           70,602,522.32           9.22
9.001 - 10.000% .......................        3,461          7.70           54,925,491.42           7.17
10.001 - 11.000% ......................        2,053          4.57           31,561,629.79           4.12
11.001 - 12.000% ......................        1,712          3.81           26,210,900.01           3.42
12.001 - 13.000% ......................        1,546          3.44           23,746,372.62           3.10
13.001 - 14.000% ......................        1,289          2.87           18,625,166.41           2.43
14.001 - 15.000% ......................          798          1.78           12,544,843.51           1.64
15.001 - 16.000% ......................          685          1.52           10,815,468.67           1.41
16.001 - 17.000% ......................          660          1.47           10,835,901.19           1.41
17.001 - 18.000% ......................          341          0.76            4,978,417.54           0.65
18.001 - 19.000% ......................          137          0.30            1,985,760.71           0.26
19.001 - 20.000% ......................           75          0.17              926,198.21           0.12
                                              ------        ------         ---------------         ------
                                              44,944        100.00%        $766,107,595.63         100.00%
                                              ======        ======         ===============         ======

The Subsequent Receivables

     During the funding period, the trust is expected to acquire additional receivables from the seller with an aggregate starting principal balance approximately equal to the initial pre-funded amount. Any transfer of subsequent receivables to the trust is subject to the satisfaction, on or before the related subsequent transfer date, of the conditions precedent to be described in the prospectus and the prospectus supplement. Each subsequent receivable must at the time of its addition satisfy the eligibility criteria specified in the sale and servicing agreement pursuant to which the receivables are transferred to the trust. The subsequent receivables, however, need not satisfy any other eligibility criteria. Subsequent receivables may be originated or acquired by World Omni Financial Corp. under credit criteria different from those that were applied to the initial receivables and may be of a different credit quality and seasoning. In addition, following the transfer of subsequent receivables to the trust, the characteristics of the receivables, including the composition of the receivables, the distribution by annual percentage rate, and geographic distribution, may vary from those of the initial receivables; provided, however, there will be a requirement that, after giving effect to the transfer of subsequent receivables to the trust, (a) the weighted average annual percentage rate of the receivables in the trust be not less than 7.10%, (b) not less than 70.00% of the aggregate starting principal balance of the receivables represent financings of new vehicles, (c) not less than 10.00% of the aggregate starting principal balance of the receivables be originated by World Omni Financial Corp. under a program in which it finances the purchase of a vehicle that was previously leased by World Omni Financial Corp. or its affiliates, (d) no subsequent receivable has a remaining term in excess of 72 months, (e) the weighted average original term to maturity of the receivables in the trust will not be greater than 64 months and and (f) such other criteria as may be required by the rating agencies. Since the weighted average life of the notes will be influenced by the rate at which the principal balances of the receivables are paid, some of these variations may affect the weighted average life of each class of notes. The requirements in items (d) and (e) above are intended to minimize the effect of the addition of subsequent receivables on the weighted average life of the notes. Upon completion of the funding period, we will file a report on Form 8-K containing information with respect to the subsequent receivables comparable to that contained in the tables set forth above for the initial receivables.


                   Delinquencies, Repossessions and Net Losses

     The following tables set forth information concerning World Omni Financial Corp.'s experience with respect to its portfolio of fixed rate retail installment sale contracts similar to the receivables.

     The delinquency figures reported in the tables are calculated as a percentage of the total number of contracts at period end, but exclude delinquent bankrupt contracts. As of September 30, 2003 the number of bankrupt contracts greater than 60 days past due was 1,553. The period of delinquency used in calculating the tables is based on the number of days payments are contractually past due. The percentages listed under "Percentage of Delinquent Contracts" are based on the average for the month of the last month for the respective periods listed. "Net Repossession Losses," which include charged off amounts, equal the aggregate principal balances of all contracts determined to be uncollectable in the period plus accrued but unpaid interest earned through the point of charge-off, less any recoveries, but does not include expenses incurred to dispose of vehicles.

     The data presented in the following tables are for illustrative purposes only. There is no assurance that World Omni Financial Corp.'s delinquency, net loss and repossession experience with respect to fixed rate retail installment sale contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that described below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles and light-duty trucks. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of World Omni Financial Corp.'s portfolio. Accordingly, the repossession and net loss percentages would be expected to be higher than those shown if a group of contracts were isolated for a period of time and the repossession and net loss data showed the activity only for that isolated group over the periods indicated.

                             Delinquency Experience

                                            For period            For period ending December 31,
                                              ending     -----------------------------------------------
                                           September 30,
                                               2003        2002      2001      2000      1999       1998
                                           -------------  -------   -------   -------   -------    ------
Ending Number of Contracts .............      200,333     197,481   172,477   142,821   106,337    76,883
Percentage of Delinquent Contracts
31-60 Days .............................        1.13%       1.20%     1.30%     1.54%     1.39%     1.82%
61-90 Days .............................        0.16%       0.15%     0.16%     0.17%     0.13%     0.16%
91 Days and Over .......................        0.04%       0.03%     0.05%     0.03%     0.02%     0.02%
                                                -----       -----     -----     -----     -----     -----
         Total .........................        1.33%       1.38%     1.51%     1.74%     1.54%     2.00%
                                                =====       =====     =====     =====     =====     =====


                      Net Loss and Repossession Experience
                             (Dollars in Thousands)

                                                              For period ending December 31,
                                               ----------------------------------------------------------------
                                For period
                                  ending
                                September 30,
                                   2003           2002          2001         2000          1999          1998
                               -------------   ----------    ----------   ----------    ----------     --------
Ending Net Receivables ........  $2,457,631    $2,484,949    $2,125,403   $1,712,983    $1,235,065     $818,488
Ending Number of Contracts ....     200,333       197,481       172,477      142,821       106,337       77,883
Average Portfolio Outstanding
   During the Period ..........  $2,460,502    $2,316,347    $1,899,790   $1,477,118      $985,303     $758,566
Average Number of Contracts
   Outstanding During the
   Period .....................     198,992       185,394       157,390      124,669        88,807       72,772
Number of Repossessions .......       2,167         2,893         2,695        1,916         1,335        1,300
Repossessions as a Percentage
   of Average Number of
   Contracts Outstanding ......       1.45%         1.56%         1.71%        1.54%         1.50%        1.79%
Net Repossession Losses .......     $15,460       $18,720       $18,366      $10,855        $5,223       $6,248
Net Repossession Losses as a
   Percentage of Average
   Portfolio Outstanding ......       0.84%         0.81%         0.97%        0.73%         0.53%        0.82%

                       Prepayment and Yield Considerations

     All of the receivables can be prepaid at any time without charge. For this purpose, "prepayments" include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and receivables repurchased for administrative reasons. A variety of economic, social, and other factors may influence the rate of prepayments on the receivables. In addition, the receivables may include contracts originated in conjunction with financing programs in which the obligor is given a cash rebate if the obligor enters into the contract. No assurance can be given as to the prepayment rates on contracts originated under those programs. Noteholders will bear all reinvestment risk resulting from a faster or slower incidence of prepayment of receivables. The exercise by the servicer of its option to purchase the receivables and cause a redemption of the notes under specific conditions described in the prospectus supplement will also accelerate the payment of the notes. In addition, the Class A-1 Notes and a portion of the Class A-2 Notes may be repaid at the end of the funding period if the amounts in the pre-finding account are not fully utilized to purchase subsequent receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the absolute prepayment model, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. The absolute prepayment model further assumes that all the contracts are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% absolute prepayment model rate means that 100 contracts prepay each month. The absolute prepayment model does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the receivables.

     The tables beginning on page 21 have been prepared on the basis of the characteristics of the initial receivables. Each absolute prepayment model table assumes that (a) the receivables prepay in full at the specified constant percentage of the absolute prepayment model monthly, with no defaults, losses or repurchases on any of the receivables, (b) each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days,
(c) interest accrues on the notes at the assumed coupon rate of 1.14% for the Class A-1 Notes, 1.571% for the Class A-2 Notes, 2.29% for the Class A-3 Notes, 3.015% for the Class A-4 Notes and 2.721% for the Class B Notes, (d) payments on the notes are made on each payment date (and each payment date is assumed to be the 15th day of each applicable month commencing December 15, 2003), (e) the closing date is December 2, 2003, (f) the servicer exercises its option to purchase all of the receivables and cause a redemption of the notes when the aggregate principal balance of the receivables is equal to 10.00% or less of the aggregate starting principal balance of the receivables as of their respective cutoff dates, (g) the servicing fee for each month is equal to a rate of 1/12 of 1.00%; provided that on the initial payment date the servicing fee is assumed to equal a rate of 1/8 of 1.00% of the aggregate starting principal balance of the initial receivables, (h) the negative carry amount never exceeds the amount on deposit in the negative carry account, (i) all the funds deposited into the pre-funding account are used to purchase subsequent receivables in the amounts and on the dates specified in the table of Assumed Receivables Characteristics below and (j) the net loss ratio never exceeds 4.25%. For purposes of this table, the receivables have an assumed cutoff date as set forth in table below and an aggregate starting receivables balance as of the initial cutoff date of $766,107,595.63. Each absolute prepayment model table indicates the projected weighted average life of each class of notes and sets forth the percent of the original principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant absolute prepayment model percentages.

     The absolute prepayment model tables also assume that (a) the receivables have been aggregated into twelve hypothetical pools with all of the receivables within each such pool having the characteristics set forth below and (b) the level scheduled monthly payment (which is based on each pool's principal balance, weighted average annual percentage rate, weighted average remaining term to maturity and weighted average seasoning as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                       Assumed Receivables Characteristics

                                                                                  Weighted
                                                                   Weighted        Average
                                                  Aggregate         Average       Remaining        Weighted
                                                  Starting          Annual         Term to         Average
                               Assumed            Principal       Percentage       Maturity       Seasoning
Pool                         Cutoff Date           Balance         Rate (%)      (In Months)     (In Months)
------------------         ---------------    -----------------  ----------    --------------    -----------
1                            10/01/2003       $ 16,868,972.14      8.488%             18             41
2                            10/01/2003         27,061,926.20      5.094              31             15
3                            10/01/2003         25,770,542.34      7.019              45              5
4                            10/01/2003        131,860,120.73      6.739              57              3
5                            10/01/2003        137,661,262.43      9.161              68              3
6                            11/01/2003         10,302,763.07      8.149              19             38
7                            11/01/2003         35,181,667.74      3.002              32              8
8                            11/01/2003         28,614,826.56      6.436              45              4
9                            11/01/2003        185,014,926.13      5.854              57              3
10                           11/01/2003        167,770,588.29      8.423              68              3
11                           01/01/2004        100,000,000.00      7.155              62              0
12                           02/01/2004         53,892,404.37      7.155              62              0

     The information included in the following tables represents forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from the results hypothesized in the forward-looking statements. The actual characteristics and performance of the receivables will differ from the assumptions used in constructing each absolute prepayment model table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level until maturity or that all of the receivables will prepay at the same level. Moreover, the diverse terms of the receivables could produce slower or faster principal distributions than indicated in each absolute prepayment model table at the various constant absolute prepayment model percentages specified, even if the weighted average remaining term to maturity and the weighted average seasoning of the receivables are as assumed. Any difference between these assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average life of each class of notes.

                Percentage of Original Class A-1 Principal Amount at Various Absolute Prepayment Model Percentages:



      Payment Date                                  0.50%           1.00%           1.50%           2.00%
--------------------------                        --------         -------        -------         --------
Closing Date ....................................  100.00%          100.00%       100.00%         100.00%
December 2003 ...................................   86.47            83.72         80.66           76.64
January 2004 ....................................   77.66            73.11         68.07           61.58
February 2004 ...................................   67.89            61.38         54.24           45.22
March 2004 ......................................   57.64            49.14         39.86           28.36
April 2004 ......................................   47.77            37.55         26.46           12.87
May 2004 ........................................   39.20            27.18         14.18            0.00
June 2004 .......................................   30.67            16.92          2.11            0.00
July 2004 .......................................   22.17             6.78          0.00            0.00
August 2004 .....................................   13.70             0.00          0.00            0.00
September 2004 ..................................    5.27             0.00          0.00            0.00
October 2004 ....................................    0.00             0.00          0.00            0.00
November 2004 ...................................    0.00             0.00          0.00            0.00
December 2004 ...................................    0.00             0.00          0.00            0.00
January 2005 ....................................    0.00             0.00          0.00            0.00
February 2005 ...................................    0.00             0.00          0.00            0.00
March 2005 ......................................    0.00             0.00          0.00            0.00
April 2005 ......................................    0.00             0.00          0.00            0.00
May 2005 ........................................    0.00             0.00          0.00            0.00
June 2005 .......................................    0.00             0.00          0.00            0.00
July 2005 .......................................    0.00             0.00          0.00            0.00
August 2005 .....................................    0.00             0.00          0.00            0.00
September 2005 ..................................    0.00             0.00          0.00            0.00
October 2005 ....................................    0.00             0.00          0.00            0.00
November 2005 ...................................    0.00             0.00          0.00            0.00
December 2005 ...................................    0.00             0.00          0.00            0.00
January 2006 ....................................    0.00             0.00          0.00            0.00
February 2006 ...................................    0.00             0.00          0.00            0.00
March 2006 ......................................    0.00             0.00          0.00            0.00
April 2006 ......................................    0.00             0.00          0.00            0.00
May 2006 ........................................    0.00             0.00          0.00            0.00
June 2006 .......................................    0.00             0.00          0.00            0.00
July 2006 .......................................    0.00             0.00          0.00            0.00
August 2006 .....................................    0.00             0.00          0.00            0.00
September 2006 ..................................    0.00             0.00          0.00            0.00
October 2006 ....................................    0.00             0.00          0.00            0.00
November 2006 ...................................    0.00             0.00          0.00            0.00
December 2006 ...................................    0.00             0.00          0.00            0.00
January 2007 ....................................    0.00             0.00          0.00            0.00
February 2007 ...................................    0.00             0.00          0.00            0.00
March 2007 ......................................    0.00             0.00          0.00            0.00
April 2007 ......................................    0.00             0.00          0.00            0.00
May 2007 ........................................    0.00             0.00          0.00            0.00
June 2007 .......................................    0.00             0.00          0.00            0.00
July 2007 .......................................    0.00             0.00          0.00            0.00
August 2007 .....................................    0.00             0.00          0.00            0.00
September 2007 ..................................    0.00             0.00          0.00            0.00
October 2007 ....................................    0.00             0.00          0.00            0.00
November 2007 ...................................    0.00             0.00          0.00            0.00
December 2007 ...................................    0.00             0.00          0.00            0.00
January 2008 ....................................    0.00             0.00          0.00            0.00
February 2008 ...................................    0.00             0.00          0.00            0.00
March 2008 ......................................    0.00             0.00          0.00            0.00
April 2008 ......................................    0.00             0.00          0.00            0.00
May 2008 ........................................    0.00             0.00          0.00            0.00
June 2008 .......................................    0.00             0.00          0.00            0.00
July 2008 .......................................    0.00             0.00          0.00            0.00
August 2008 .....................................    0.00             0.00          0.00            0.00
September 2008 ..................................    0.00             0.00          0.00            0.00
October 2008 ....................................    0.00             0.00          0.00            0.00
November 2008 ...................................    0.00             0.00          0.00            0.00
December 2008 ...................................    0.00             0.00          0.00            0.00
January 2009 ....................................    0.00             0.00          0.00            0.00
February 2009 ...................................    0.00             0.00          0.00            0.00
March 2009 ......................................    0.00             0.00          0.00            0.00
April 2009 ......................................    0.00             0.00          0.00            0.00
May 2009 ........................................    0.00             0.00          0.00            0.00
June 2009 .......................................    0.00             0.00          0.00            0.00
July 2009 .......................................    0.00             0.00          0.00            0.00

Weighted Average Life (years)(1) ................    0.41             0.33          0.27            0.22

---------------

(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                                           Percentage of Original Class A-2 Principal Amount
                                           at Various Absolute Prepayment Model Percentages:

      Payment Date                                 0.50%            1.00%          1.50%           2.00%
-----------------------                         ----------       -----------    ----------      ----------
Closing Date ................................     100.00 %          100.00 %      100.00 %        100.00 %
December 2003 ...............................     100.00            100.00        100.00          100.00
January 2004 ................................     100.00            100.00        100.00          100.00
February 2004 ...............................     100.00            100.00        100.00          100.00
March 2004 ..................................     100.00            100.00        100.00          100.00
April 2004 ..................................     100.00            100.00        100.00          100.00
May 2004 ....................................     100.00            100.00        100.00           98.58
June 2004 ...................................     100.00            100.00        100.00           85.79
July 2004 ...................................     100.00            100.00         91.14           73.34
August 2004 .................................     100.00             97.05         80.55           61.59
September 2004 ..............................     100.00             88.03         70.15           50.10
October 2004 ................................      97.16             79.12         59.96           38.87
November 2004 ...............................      89.55             70.32         49.97           27.91
December 2004 ...............................      81.97             61.63         40.19           17.33
January 2005 ................................      74.43             53.05         30.61            6.98
February 2005 ...............................      66.92             44.58         21.23            0.00
March 2005 ..................................      59.44             36.23         12.07            0.00
April 2005 ..................................      52.00             27.99          3.12            0.00
May 2005 ....................................      44.95             20.14          0.00            0.00
June 2005 ...................................      37.94             12.40          0.00            0.00
July 2005 ...................................      31.16              4.93          0.00            0.00
August 2005 .................................      24.42              0.00          0.00            0.00
September 2005 ..............................      17.71              0.00          0.00            0.00
October 2005 ................................      11.04              0.00          0.00            0.00
November 2005 ...............................       4.39              0.00          0.00            0.00
December 2005 ...............................       0.00              0.00          0.00            0.00
January 2006 ................................       0.00              0.00          0.00            0.00
February 2006 ...............................       0.00              0.00          0.00            0.00
March 2006 ..................................       0.00              0.00          0.00            0.00
April 2006 ..................................       0.00              0.00          0.00            0.00
May 2006 ....................................       0.00              0.00          0.00            0.00
June 2006 ...................................       0.00              0.00          0.00            0.00
July 2006 ...................................       0.00              0.00          0.00            0.00
August 2006 .................................       0.00              0.00          0.00            0.00
September 2006 ..............................       0.00              0.00          0.00            0.00
October 2006 ................................       0.00              0.00          0.00            0.00
November 2006 ...............................       0.00              0.00          0.00            0.00
December 2006 ...............................       0.00              0.00          0.00            0.00
January 2007 ................................       0.00              0.00          0.00            0.00
February 2007 ...............................       0.00              0.00          0.00            0.00
March 2007 ..................................       0.00              0.00          0.00            0.00
April 2007 ..................................       0.00              0.00          0.00            0.00
May 2007 ....................................       0.00              0.00          0.00            0.00
June 2007 ...................................       0.00              0.00          0.00            0.00
July 2007 ...................................       0.00              0.00          0.00            0.00
August 2007 .................................       0.00              0.00          0.00            0.00
September 2007 ..............................       0.00              0.00          0.00            0.00
October 2007 ................................       0.00              0.00          0.00            0.00
November 2007 ...............................       0.00              0.00          0.00            0.00
December 2007 ...............................       0.00              0.00          0.00            0.00
January 2008 ................................       0.00              0.00          0.00            0.00
February 2008 ...............................       0.00              0.00          0.00            0.00
March 2008 ..................................       0.00              0.00          0.00            0.00
April 2008 ..................................       0.00              0.00          0.00            0.00
May 2008 ....................................       0.00              0.00          0.00            0.00
June 2008 ...................................       0.00              0.00          0.00            0.00
July 2008 ...................................       0.00              0.00          0.00            0.00
August 2008 .................................       0.00              0.00          0.00            0.00
September 2008 ..............................       0.00              0.00          0.00            0.00
October 2008 ................................       0.00              0.00          0.00            0.00
November 2008 ...............................       0.00              0.00          0.00            0.00
December 2008 ...............................       0.00              0.00          0.00            0.00
January 2009 ................................       0.00              0.00          0.00            0.00
February 2009 ...............................       0.00              0.00          0.00            0.00
March 2009 ..................................       0.00              0.00          0.00            0.00
April 2009 ..................................       0.00              0.00          0.00            0.00
May 2009 ....................................       0.00              0.00          0.00            0.00
June 2009 ...................................       0.00              0.00          0.00            0.00
July 2009 ...................................       0.00              0.00          0.00            0.00

Weighted Average Life (years)(1) ............       1.45              1.20          1.00            0.84

--------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.


                                           Percentage of Original Class A-3 Principal Amount
                                           at Various Absolute Prepayment Model Percentages:
      Payment Date                                 0.50%            1.00%          1.50%          2.00%
-----------------------                         -----------      -----------    ----------      ----------
Closing Date ................................      100.00 %         100.00 %      100.00 %        100.00 %
December 2003 ...............................      100.00           100.00        100.00          100.00
January 2004 ................................      100.00           100.00        100.00          100.00
February 2004 ...............................      100.00           100.00        100.00          100.00
March 2004 ..................................      100.00           100.00        100.00          100.00
April 2004 ..................................      100.00           100.00        100.00          100.00
May 2004 ....................................      100.00           100.00        100.00          100.00
June 2004 ...................................      100.00           100.00        100.00          100.00
July 2004 ...................................      100.00           100.00        100.00          100.00
August 2004 .................................      100.00           100.00        100.00          100.00
September 2004 ..............................      100.00           100.00        100.00          100.00
October 2004 ................................      100.00           100.00        100.00          100.00
November 2004 ...............................      100.00           100.00        100.00          100.00
December 2004 ...............................      100.00           100.00        100.00          100.00
January 2005 ................................      100.00           100.00        100.00          100.00
February 2005 ...............................      100.00           100.00        100.00           97.03
March 2005 ..................................      100.00           100.00        100.00           87.65
April 2005 ..................................      100.00           100.00        100.00           78.51
May 2005 ....................................      100.00           100.00         94.77           69.58
June 2005 ...................................      100.00           100.00         86.76           60.89
July 2005 ...................................      100.00           100.00         78.99           52.43
August 2005 .................................      100.00            97.68         71.38           44.18
September 2005 ..............................      100.00            90.77         63.93           35.96
October 2005 ................................      100.00            83.97         56.65           27.99
November 2005 ...............................      100.00            77.26         49.54           20.27
December 2005 ...............................       97.89            70.65         42.53           12.79
January 2006 ................................       91.65            64.14         35.56            5.56
February 2006 ...............................       85.44            57.73         28.77            0.00
March 2006 ..................................       79.26            51.42         22.16            0.00
April 2006 ..................................       73.11            45.21         15.72            0.00
May 2006 ....................................       67.00            38.93          9.47            0.00
June 2006 ...................................       61.22            32.99          3.54            0.00
July 2006 ...................................       55.47            27.15          0.00            0.00
August 2006 .................................       50.12            21.71          0.00            0.00
September 2006 ..............................       44.79            16.35          0.00            0.00
October 2006 ................................       39.35            11.10          0.00            0.00
November 2006 ...............................       33.94             5.93          0.00            0.00
December 2006 ...............................       28.56             0.86          0.00            0.00
January 2007 ................................       23.21             0.00          0.00            0.00
February 2007 ...............................       17.88             0.00          0.00            0.00
March 2007 ..................................       12.59             0.00          0.00            0.00
April 2007 ..................................        7.33             0.00          0.00            0.00
May 2007 ....................................        2.10             0.00          0.00            0.00
June 2007 ...................................        0.00             0.00          0.00            0.00
July 2007 ...................................        0.00             0.00          0.00            0.00
August 2007 .................................        0.00             0.00          0.00            0.00
September 2007 ..............................        0.00             0.00          0.00            0.00
October 2007 ................................        0.00             0.00          0.00            0.00
November 2007 ...............................        0.00             0.00          0.00            0.00
December 2007 ...............................        0.00             0.00          0.00            0.00
January 2008 ................................        0.00             0.00          0.00            0.00
February 2008 ...............................        0.00             0.00          0.00            0.00
March 2008 ..................................        0.00             0.00          0.00            0.00
April 2008 ..................................        0.00             0.00          0.00            0.00
May 2008 ....................................        0.00             0.00          0.00            0.00
June 2008 ...................................        0.00             0.00          0.00            0.00
July 2008 ...................................        0.00             0.00          0.00            0.00
August 2008 .................................        0.00             0.00          0.00            0.00
September 2008 ..............................        0.00             0.00          0.00            0.00
October 2008 ................................        0.00             0.00          0.00            0.00
November 2008 ...............................        0.00             0.00          0.00            0.00
December 2008 ...............................        0.00             0.00          0.00            0.00
January 2009 ................................        0.00             0.00          0.00            0.00
February 2009 ...............................        0.00             0.00          0.00            0.00
March 2009 ..................................        0.00             0.00          0.00            0.00
April 2009 ..................................        0.00             0.00          0.00            0.00
May 2009 ....................................        0.00             0.00          0.00            0.00
June 2009 ...................................        0.00             0.00          0.00            0.00
July 2009 ...................................        0.00             0.00          0.00            0.00

Weighted Average Life (years)(1) ............        2.76             2.36          2.00            1.70

--------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                Percentage of Original Class A-4 Principal Amount at Various Absolute Prepayment Model Percentages:



      Payment Date                              0.50%         1.00%          1.50%        2.00%
-----------------------------                 ---------     ----------     ---------    ---------
Closing Date                                   100.00%        100.00%       100.00%      100.00%
December 2003                                  100.00         100.00        100.00       100.00
January 2004                                   100.00         100.00        100.00       100.00
February 2004                                  100.00         100.00        100.00       100.00
March 2004                                     100.00         100.00        100.00       100.00
April 2004                                     100.00         100.00        100.00       100.00
May 2004                                       100.00         100.00        100.00       100.00
June 2004                                      100.00         100.00        100.00       100.00
July 2004                                      100.00         100.00        100.00       100.00
August 2004                                    100.00         100.00        100.00       100.00
September 2004                                 100.00         100.00        100.00       100.00
October 2004                                   100.00         100.00        100.00       100.00
November 2004                                  100.00         100.00        100.00       100.00
December 2004                                  100.00         100.00        100.00       100.00
January 2005                                   100.00         100.00        100.00       100.00
February 2005                                  100.00         100.00        100.00       100.00
March 2005                                     100.00         100.00        100.00       100.00
April 2005                                     100.00         100.00        100.00       100.00
May 2005                                       100.00         100.00        100.00       100.00
June 2005                                      100.00         100.00        100.00       100.00
July 2005                                      100.00         100.00        100.00       100.00
August 2005                                    100.00         100.00        100.00       100.00
September 2005                                 100.00         100.00        100.00       100.00
October 2005                                   100.00         100.00        100.00       100.00
November 2005                                  100.00         100.00        100.00       100.00
December 2005                                  100.00         100.00        100.00       100.00
January 2006                                   100.00         100.00        100.00       100.00
February 2006                                  100.00         100.00        100.00        98.35
March 2006                                     100.00         100.00        100.00        90.49
April 2006                                     100.00         100.00        100.00        82.93
May 2006                                       100.00         100.00        100.00        75.68
June 2006                                      100.00         100.00        100.00        68.77
July 2006                                      100.00         100.00         97.41        62.15
August 2006                                    100.00         100.00         91.11        55.92
September 2006                                 100.00         100.00         85.00        49.96
October 2006                                   100.00         100.00         79.07        44.26
November 2006                                  100.00         100.00         73.33         0.00
December 2006                                  100.00         100.00         67.78         0.00
January 2007                                   100.00          95.19         62.42         0.00
February 2007                                  100.00          89.49         57.26         0.00
March 2007                                     100.00          83.90         52.29         0.00
April 2007                                     100.00          78.43         47.51         0.00
May 2007                                       100.00          73.07         42.94         0.00
June 2007                                       96.38          67.83          0.00         0.00
July 2007                                       90.34          62.71          0.00         0.00
August 2007                                     84.58          57.87          0.00         0.00
September 2007                                  79.10          53.32          0.00         0.00
October 2007                                    73.66          48.88          0.00         0.00
November 2007                                   68.26          44.55          0.00         0.00
December 2007                                   62.90          40.33          0.00         0.00
January 2008                                    57.56           0.00          0.00         0.00
February 2008                                   52.27           0.00          0.00         0.00
March 2008                                      47.01           0.00          0.00         0.00
April 2008                                      41.79           0.00          0.00         0.00
May 2008                                         0.00           0.00          0.00         0.00
June 2008                                        0.00           0.00          0.00         0.00
July 2008                                        0.00           0.00          0.00         0.00
August 2008                                      0.00           0.00          0.00         0.00
September 2008                                   0.00           0.00          0.00         0.00
October 2008                                     0.00           0.00          0.00         0.00
November 2008                                    0.00           0.00          0.00         0.00
December 2008                                    0.00           0.00          0.00         0.00
January 2009                                     0.00           0.00          0.00         0.00
February 2009                                    0.00           0.00          0.00         0.00
March 2009                                       0.00           0.00          0.00         0.00
April 2009                                       0.00           0.00          0.00         0.00
May 2009                                         0.00           0.00          0.00         0.00
June 2009                                        0.00           0.00          0.00         0.00
July 2009                                        0.00           0.00          0.00         0.00

Weighted Average Life (years)(1)                 4.16           3.78          3.25         2.73

--------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.

                 Percentage of Original Class B Principal Amount
                at Various Absolute Prepayment Model Percentages:


      Payment Date                             0.50%        1.00%        1.50%        2.00%
---------------------------                  --------      --------    --------      ------
Closing Date ..............................   100.00%       100.00%     100.00%      100.00%
December 2003 .............................   100.00        100.00      100.00       100.00
January 2004 ..............................   100.00        100.00      100.00       100.00
February 2004 .............................   100.00        100.00      100.00       100.00
March 2004 ................................   100.00        100.00      100.00       100.00
April 2004 ................................   100.00        100.00      100.00       100.00
May 2004 ..................................   100.00        100.00      100.00        99.52
June 2004 .................................   100.00        100.00      100.00        95.19
July 2004 .................................   100.00        100.00       97.00        90.98
August 2004 ...............................   100.00         99.00       93.42        87.00
September 2004 ............................   100.00         95.95       89.90        83.11
October 2004 ..............................    99.04         92.93       86.45        79.31
November 2004 .............................    96.46         89.96       83.07        75.60
December 2004 .............................    93.90         87.02       79.76        72.02
January 2005 ..............................    91.35         84.11       76.52        68.52
February 2005 .............................    88.80         81.25       73.35        65.10
March 2005 ................................    86.27         78.42       70.25        61.76
April 2005 ................................    83.76         75.63       67.22        58.50
May 2005 ..................................    81.37         72.98       64.30        55.31
June 2005 .................................    79.00         70.36       61.44        52.22
July 2005 .................................    76.71         67.83       58.67        49.20
August 2005 ...............................    74.43         65.33       55.95        46.26
September 2005 ............................    72.16         62.87       53.30        43.33
October 2005 ..............................    69.90         60.44       50.70        40.48
November 2005 .............................    67.65         58.05       48.17        37.73
December 2005 .............................    65.41         55.69       45.67        35.06
January 2006 ..............................    63.18         53.37       43.18        32.48
February 2006 .............................    60.97         51.09       40.76        30.00
March 2006 ................................    58.76         48.84       38.40        27.60
April 2006 ................................    56.57         46.62       36.11        25.30
May 2006 ..................................    54.39         44.38       33.88        23.08
June 2006 .................................    52.33         42.26       31.76        20.98
July 2006 .................................    50.28         40.18       29.71        18.95
August 2006 ...............................    48.37         38.24       27.79        17.06
September 2006 ............................    46.47         36.33       25.92        15.24
October 2006 ..............................    44.53         34.46       24.12        13.50
November 2006 .............................    42.60         32.62       22.37         0.00
December 2006 .............................    40.69         30.81       20.67         0.00
January 2007 ..............................    38.78         29.03       19.04         0.00
February 2007 .............................    36.88         27.29       17.46         0.00
March 2007 ................................    34.99         25.59       15.95         0.00
April 2007 ................................    33.12         23.92       14.49         0.00
May 2007 ..................................    31.25         22.29       13.10         0.00
June 2007 .................................    29.40         20.69        0.00         0.00
July 2007 .................................    27.56         19.13        0.00         0.00
August 2007 ...............................    25.80         17.65        0.00         0.00
September 2007 ............................    24.13         16.26        0.00         0.00
October 2007 ..............................    22.47         14.91        0.00         0.00
November 2007 .............................    20.82         13.59        0.00         0.00
December 2007 .............................    19.18         12.30        0.00         0.00
January 2008 ..............................    17.56          0.00        0.00         0.00
February 2008 .............................    15.94          0.00        0.00         0.00
March 2008 ................................    14.34          0.00        0.00         0.00
April 2008 ................................    12.75          0.00        0.00         0.00
May 2008 ..................................     0.00          0.00        0.00         0.00
June 2008 .................................     0.00          0.00        0.00         0.00
July 2008 .................................     0.00          0.00        0.00         0.00
August 2008 ...............................     0.00          0.00        0.00         0.00
September 2008 ............................     0.00          0.00        0.00         0.00
October 2008 ..............................     0.00          0.00        0.00         0.00
November 2008 .............................     0.00          0.00        0.00         0.00
December 2008 .............................     0.00          0.00        0.00         0.00
January 2009 ..............................     0.00          0.00        0.00         0.00
February 2009 .............................     0.00          0.00        0.00         0.00
March 2009 ................................     0.00          0.00        0.00         0.00
April 2009 ................................     0.00          0.00        0.00         0.00
May 2009 ..................................     0.00          0.00        0.00         0.00
June 2009 .................................     0.00          0.00        0.00         0.00
July 2009 .................................     0.00          0.00        0.00         0.00

Weighted Average Life (years)(1) ..........     2.74          2.40        2.04         1.72

----------

(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the original principal amount of the note.